Travelers Life & Annuity Premier Advisers L Annuity Prospectus:

The Travelers Separate Account Seven For Variable Annuities
The Travelers Separate Account Eight For Variable Annuities

This prospectus describes Travelers Life & Annuity Premier Advisers L Annuity, a flexible premium deferred variable annuity contract (the “Contract”) issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. Refer to your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment (“Qualified Contracts”) as well as those that do not qualify for such treatment (“Nonqualified Contracts”). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract’s provisions. For convenience, we refer to Contracts and certificates as “Contracts.”

You can choose to have your premium (“Purchase Payments”) accumulate on a variable and/or, subject to availability, fixed basis in one of our funding options. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:

Greenwich Street Series Fund	The Universal Institutional Funds, Inc. (continued)
Salomon Brothers Variable Emerging Growth Fund —	Equity Growth Portfolio, Class I
Class I Shares	Global Franchise Portfolio Class II Shares
Salomon Brothers Variable Series Funds Inc.	Global Value Equity Portfolio, Class I
All Cap Fund — Class I	Mid Cap Growth Portfolio, Class I
High Yield Bond Fund — Class I	Small Company Growth Portfolio, Class II
Investors Fund — Class I	U.S. Mid Cap Core Portfolio, Class I
Large Cap Growth Fund — Class I	U.S. Real Estate Securities Portfolio, Class I
Small Cap Growth Fund — Class I	Value Portfolio, Class I
Strategic Bond Fund — Class I	Travelers Series Fund Inc.
Scudder Variable Series I	AIM Capital Appreciation Portfolio
Growth & Income Portfolio — Class B	MFS Total Return Portfolio
Scudder Variable Series II	Van Kampen Life Investment Trust
Scudder International Select Equity Portfolio — Class B	Comstock Portfolio Class II Shares
The Travelers Series Trust	Emerging Growth Portfolio Class II Shares
Equity Income Portfolio	Enterprise Portfolio Class II Shares
Large Cap Portfolio	Government Portfolio Class II Shares
The Universal Institutional Funds, Inc.	Growth and Income Portfolio Class II Shares
Active International Allocation Portfolio, Class I	Money Market Portfolio Class II Shares
Core Plus Fixed Income Portfolio, Class II	Variable Insurance Products Fund II
Emerging Markets Equity Portfolio, Class I	Contrafund® Portfolio — Service Class 2
Equity and Income Portfolio, Class II	Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2

The Contract, certain Contract features and/or some of the Variable Funding Options may not be available in all states.

This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information (“SAI”) dated July 29, 2003. We filed the SAI with the Securities and Exchange Commission (“SEC”), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415, call 1-800-599-9460 or access the SEC’s website (http://www.sec.gov). See Appendix D for the SAI’s table of contents.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Variable annuity contracts are not deposits of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus July 29, 2003

TABLE OF CONTENTS

Glossary	3	Payment Options	34
Summary	5	Election of Options	34
Fee Table	8	Annuity Options	34
Condensed Financial Information	14	Variable Liquidity Benefit	35
The Annuity Contract	14	Miscellaneous Contract Provisions	35
Contract Owner Inquiries	15	Right to Return	35
Purchase Payments	15	Termination	35
Accumulation Units	15	Required Reports	35
The Variable Funding Options	15	Suspension of Payments	35
The Fixed Account	18	The Separate Accounts	36
Charges and Deductions	18	Performance Information	36
General	18	Federal Tax Considerations	37
Administrative Charges	19	Non-Resident Aliens	37
Mortality and Expense Risk Charge	19	General Taxation of Annuities	37
Withdrawal Charge	20	Types of Contracts: Qualified or
Free Withdrawal Allowance	20	Nonqualified	37
Transfer Charge	20	Nonqualified Annuity Contracts	38
ESP Charge	21	Puerto Rico Tax Considerations	38
GMWB Charge	21	Qualified Annuity Contracts	38
Variable Liquidity Benefit Withdrawal Charge	21	Penalty Tax for Premature Distributions	39
Variable Funding Option Expenses	21	Diversification Requirements for
Premium Tax	21	Variable Annuities	39
Changes in Taxes Based upon Premium		Ownership of the Investments	39
or Value	21	Mandatory Distributions for Qualified
Transfers	21	Plans	39
Dollar Cost Averaging	22	Taxation of Death Benefit Proceeds	39
Telephone and Electronic Transactions	19	Other Information	39
Access to Your Money	24	The Insurance Companies	39
Guaranteed Minimum Withdrawal		Financial Statements	40
Benefit (“GMWB”)	24	Distribution of Variable Annuity Contracts	40
Systematic Withdrawals	25	Conformity with State and Federal Laws	41
Ownership Provisions	26	Voting Rights	41
Types of Ownership	26	Legal Proceedings and Opinions	41
Contract Owner	26	Appendix A: Condensed Financial
Beneficiary	26	Information for The Travelers Separate
Annuitant	26	Account Seven for Variable Annuities	A-1
Contingent Annuitant	27	Appendix B: Condensed Financial
Death Benefit	28	Information for The Travelers
Death Proceeds Before the Maturity Date	28	Separate Account Eight for Variable
Payment of Proceeds	29	Annuities	B-1
Spousal Contract Continuance	31	Appendix C: Fixed Account	C-1
Beneficiary Contract Continuance	31	Appendix D: Contents of the Statement of
Planned Death Benefit	32	Additional Information	D-1
Death Proceeds After the Maturity Date	32
The Annuity Period	32
Maturity Date	32
Allocation of Annuity	33
Variable Annuity	33
Fixed Annuity	33

Glossary

Accumulation Unit — an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

Annuitant — the person on whose life the Maturity Date and Annuity Payments depend.

Annuity Payments — a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

Annuity Unit — an accounting unit of measure used to calculate the amount of Annuity Payments.

Cash Surrender Value — the Contract Value less any premium tax not previously deducted.

Code — the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

Contingent Annuitant — the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

Contract Date — the date on which the Contract is issued.

Contract Owner (you) — the person named in the Contract (on the specifications page) as the owner of the Contract.

Contract Value — Purchase Payments, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

Contract Years — twelve month periods beginning with the Contract Date.

Death Report Date — the day on which we have received 1) Due Proof of Death and 2) written payment instructions or election of spousal or beneficiary contract continuation.

Due Proof of Death — (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

Fixed Account — an account that consists of all of the assets under this Contract other than those in the Separate Account.

Home Office — the Home Office of The Travelers Insurance Company or The Travelers Life and Annuity Company or any other office that we may designate for the purpose of administering this Contract.

Maturity Date — the date on which the Annuity Payments are to begin.

Payment Option — an annuity or income option elected under your Contract.

Purchase Payment — any premium paid by you to initiate or supplement this Contract.

Qualified Contract — a contract used in a retirement plan or program that is intended to qualify under Sections 401(a), 403(b), 408(b), or 414(d) of the Code.

Separate Account — a segregated account registered with the Securities and Exchange Commission (“SEC”), the assets of which are invested solely in the Variable Funding Options. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

Subaccount — that portion of the assets of a Separate Account that is allocated to a particular Variable Funding Option.

Underlying Fund — a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

Valuation Date — a date on which a Subaccount is valued.

Valuation Period — the period between successive valuations.

Variable Funding Option — an investment option that, through a Subaccount of the Separate Account, invests in an Underlying Fund.

We, us, our — The Travelers Insurance Company or The Travelers Life and Annuity Company.

Written Request — written information sent to us in a form and content satisfactory to us and received at our Home Office.

You, your — the Contract Owner.

Summary:
Travelers Life & Annuity Premier Advisers L Annuity

This summary details some of the more important points that you should know and consider before purchasing the Contract. Please read the entire prospectus carefully.

What company will issue my Contract? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, (“the Company,” “We” or “Us”). Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated asset account (“Separate Account”). The Travelers Insurance Company sponsors the Travelers Separate Account Seven for Variable Annuities (“Separate Account Seven”); The Travelers Life and Annuity Company sponsors the Travelers Separate Account Eight for Variable Annuities (“Separate Account Eight”). When we refer to the Separate Account, we are referring to either Separate Account Seven or Separate Account Eight, depending upon your issuing Company.

You may only purchase a Contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

Can you give me a general description of the Contract? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the “Fixed Account”). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity Contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the Variable Funding Options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options or income options and begin to receive payments, it cannot be changed.

Who should purchase this Contract? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified contracts include contracts qualifying under Section 401(a), 403(b) 408(b), or 414(d) of the Code. Purchase of this Contract through a tax qualified retirement plan (“Plan”) does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its Death Benefit, Annuity Option Benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

Can I exchange my current annuity contract for this Contract? The Code generally permits you to exchange one annuity contract for another in a “tax-free exchange.” Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

Is there a right to return period? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds). Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed). We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

Can you give a general description of the Variable Funding Options and how they operate? The Variable Funding Options represent Subaccounts of the Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase units of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. However, this restriction does not apply to transfers that are a part of the dollar cost averaging program.

What expenses will be assessed under the Contract? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk (“M&E”) charge daily from the amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15%, and deduct the M&E at an annual rate of 1.80%. For Contracts with a value of less than $40,000 we also deduct an annual contract administrative charge of $30. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments. The maximum percentage is 6%, decreasing to 0% in Policy years five and later.

If you select the Enhanced Stepped-Up provision (“E.S.P.”), an additional 0.15% annually will be deducted from amounts in the Variable Funding Options. This provision is not available when either the Annuitant or Contract Owner is age 76 or older on the rider effective date.

If you select the Guaranteed Minimum Withdrawal Benefit (“GMWB”), a maximum of 1.00% annually will be deducted from amounts in the Variable Funding Options.

If you select the Variable Liquidity Benefit, there is a maximum withdrawal charge of 6% of the amounts withdrawn. Please refer to The Annuity Period for a description of this benefit.

How will my Purchase Payments and withdrawals be taxed? Generally, the payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a nonqualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 591/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

How may I access my money? You can take withdrawals any time during the accumulation phase. Income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

What is the death benefit under the Contract? The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or election of beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

Where may I find out more about Accumulation Unit values? The Condensed Financial Information in Appendix A to this prospectus provides more information about Accumulation Unit values.

Are there any additional features? This Contract has other features you may be interested in. These include:

    Systematic Withdrawal Option. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn.

    Dollar Cost Averaging. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

    Automatic Rebalancing. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.
    Beneficiary Contract Continuance (not permitted for non-natural beneficiaries). If you die before the Maturity Date, and if the value of any beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.
    Managed Distribution Program. This program allows us to automatically calculate and distribute to you, in November of the applicable tax year, an amount that will satisfy the Internal Revenue Service’s minimum distribution requirements imposed on certain contracts once the owner reaches age 70 1/2 or retires. These minimum distributions occur during the accumulation phase.
    Spousal Contract Continuance (subject to availability). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.
    Enhanced Stepped-Up Provision. For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.
    Beneficiary Contract Continuance (not permitted for non-natural beneficiaries). If you die before the Maturity Date, and if the value of the beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(s) may elect to continue his/her portion of the Contract.
    Guaranteed Minimum Withdrawal Benefit. (“Principal Guarantee”) For an additional charge, we will guarantee the periodic return of your Purchase Payments. Under this benefit, we will pay you a maximum of 5% or 10% of your Purchase Payments, depending on when you elect to begin receiving the payments, every year until your Purchase Payments have been returned in full. We reserve the right not to include subsequent Purchase Payments in the calculation of the remaining benefit base.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, taking withdrawals from, and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time you buy the Contract, take withdrawals from the Contract, surrender the Contract, or transfer Contract Value between Funding Options. Expenses shown do not include premium taxes, which may be applicable.

Contract Owner Transaction Expenses

Annual Contract Administrative Charge	6%(1)
(as a percentage of the Purchase Payments withdrawn)

Transfer Charge	$10 (2)
(assessed on transfers that exceed 12 per year)

Liquidity Benefit Withdrawal Charge	6%(3)
(as a percentage of amounts withdrawn during Annuity Period)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

Annual Contract Administrative Charge	$30(4)

______________

  (1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for 5 years. The charge is as follows:

Years Since Purchase Payment Made
Greater than or Equal To	But less than	Withdrawal Charge
0 years	1 years	6%
1 years	2 years	5%
2 years	3 years	4%
3 years	4 years	3%
4+ years		0%

  (2)   We currently do not assess the transfer charge.

  (3)    The Liquidity Benefit Charge declines to zero after four years. This charge only applies upon annuitization. The charge is as follows:

Years Since Initial Purchase Payment Made
Greater than or Equal To	But less than	Withdrawal Charge
0 years	1 years	6%
1 years	2 years	5%
2 years	3 years	4%
3 years	4 years	3%
4+ years		0%

     (4)   We do not assess this charge if Contract Value is $40,000 or more on the fourth Friday of each August.

Separate Account Annual Expenses

Mortality and Expense Risk Charge	1.80%
(as a percentage of average daily net assets of the Separate Account)
Administrative Expense Charge	0.15%

Total Separate Account Charges With No Optional Features Selected	1.95%
Optional E.S.P. Charge...	0.15%

Total Separate Account Annual Charges With E.S.P. Only Selected	2.10%
Maximum Optional GMWB Charge	1.00%(5)

Total Separate Account Annual Charges With GMWB Only Selected	2.95%

Total Separate Account Annual Charges With E.S.P. And GMWB Only Selected	3.10%(5)

     (5)   The current charge for GMWB is 0.40%.

The next item shows the minimum and maximum total operating expenses charged by the Funds as of December 31, 2002 that you may pay periodically during the time that you own the Contract. The following item shows each Fund’s fees and expenses as of December 31, 2002. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Minimum and Maximum Total Annual Fund Operating Expenses as of December 31, 2002

	Minimum (before reimbursement)	Maximum (before reimbursement)
Total Annual Fund Operating Expenses (expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or section 12b-1 fees, and other expenses)	0.81%	10.76%

Fund Fees and Expenses as of December 31, 2002 (unless otherwise indicated)

(as a percentage of average daily net assets of the funding option)

Funding Option	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

Greenwich Street Series Fund
Salomon Brothers Variable Emerging Growth Fund — Class I Shares	0.95%	—	0.61%	1.56%(1)
Salomon Brothers Variable Series Funds Inc.
All Cap Fund — Class I	0.85%	—	0.12%	0.97%
High Yield Bond Fund — Class I	0.75%	—	0.77%	1.52%(2)
Investors Fund — Class I	0.70%	—	0.11%	0.81%(3)
Large Cap Growth Fund — Class I	0.75%	—	10.01%	10.76%(2)
Small Cap Growth Fund — Class I	0.75%	—	0.55%	1.30%
Strategic Bond Fund — Class I	0.75%	—	0.26%	1.01%(2)
Scudder Variable Series I
Growth & Income Portfolio — Class B*	0.48%	0.25%	0.24%	0.97%(4)
Scudder Variable Series II
Scudder International Select Equity Portfolio — Class B*	0.75%	0.25%	0.25%	1.25%(4)
The Travelers Series Trust
Equity Income Portfolio	0.75%	—	0.09%	0.84%(5)
Large Cap Portfolio	0.75%	—	0.10%	0.85%(6)

Funding Option	Management Fee (before expense reimbursement)	Distribution and/or Service Fees (12b-1)	Other Expenses (before expense reimbursement)	Total Annual Operating Expenses (before expense reimbursement)#

The Universal Institutional Funds, Inc.
Active International Allocation Portfolio, Class I	0.80%	—	1.18%	1.98%(11)
Core Plus Fixed Income Portfolio, Class II*	0.40%	0.35%	0.33%	1.08%(7)
Emerging Markets Equity Portfolio, Class I	1.25%	—	0.68%	1.93%(11)
Equity and Income Portfolio, Class II*	0.60%	0.35%	0.70%	1.65%(8)
Equity Growth Portfolio, Class I	0.55%	—	0.40%	0.95%(11)
Global Franchise Portfolio Class II Shares*	0.80%	0.35%	0.62%	1.77%(9)
Global Value Equity Portfolio, Class I	0.80%	—	0.47%	1.27%(11)
Mid Cap Growth Portfolio, Class I	0.75%	—	0.53%	1.28%(11)
Small Company Growth Portfolio, Class II*	0.95%	0.35%	0.47%	1.77%(10)
U.S. Mid Cap Core Portfolio, Class I	0.75%	—	0.37%	1.12%(11)
U.S. Real Estate Securities Portfolio, Class I	0.80%	—	0.32%	1.12%(11)
Value Portfolio, Class I	0.55%	—	0.41%	0.96%(11)
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	0.80%	—	0.05%	0.85%(12)
MFS Total Return Portfolio	0.80%	—	0.03%	0.83%(12)
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares*	0.60%	0.25%	0.09%	0.94%
Emerging Growth Portfolio Class II Shares*	0.70%	0.25%	0.08%	1.03%
Enterprise Portfolio Class II Shares*	0.50%	0.25%	0.17%	0.92%(13)
Government Portfolio Class II Shares*	0.50%	0.25%	0.18%	0.93%(14)
Growth and Income Portfolio Class II Shares*	0.60%	0.25%	0.11%	0.96%
Money Market Portfolio Class II Shares*	0.50%	0.25%	0.21%	0.96%(15)
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2*	0.58%	0.25%	0.10%	0.93%(16)
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2*	0.58%	0.25%	0.12%	0.95%(17)

______________

     *   The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

     #   Expense reimbursements and waivers that are voluntary may be terminated at any time.

Notes

     (1)   Management fee includes an administration fee. Fund has a voluntary expense cap of 0.80%.

     (2)   Management fee includes an administration fee. Fund has a voluntary expense cap of 1.00%.

     (3)   As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

     (4)   The other expenses category for the Class B Shares has been restated to reflect an estimated increase in expenses for that class resulting from new compensation arrangements with certain participating insurance companies for record keeping as approved by the Trustees of the Fund.

     (5)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Equity Income Portfolio were 0.78%.

     (6)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Large Cap Portfolio were 0.81%.

     (7)   Class II of this Portfolio was not operational during 2002, the above fees are estimated based on class I ratios for the year ended December 31, 2002. The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The adviser has voluntarily agreed to reduce the advisory fee to reflect the waiver of a portion or all of the advisory fee and the reimbursement by the Portfolio’s adviser to the extent total annual operating expenses exceed the “Operating Expense

  Limitation” in the below table. The adviser may terminate these voluntary waivers at any time at its sole discretion. Additionally the distributor has agreed to waive a portion of the 12B-1 fee for the UIF Core Plus Fixed Income Portfolio Class II Shares. The distributor may terminate these voluntary waivers at any time at its sole discretion. After such reductions, the “Management Fee”, “12B-1 Fee”, “Other Operating Expenses” and “Total Operating Expenses”, would be as follows: 0.37%, 0.35%, 0.23%, and 0.95%, respectively.

     (8)   The Portfolio was not operational in 2002. Based on estimates assuming the average daily net assets of the Portfolio were not more than $50,000,000. The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The advisory fee is reduced to reflect the voluntary waiver of a portion or all of the advisory fee and the reimbursement by the Portfolio’s adviser to the extent total annual operating expenses exceed the “Operating Expense Limitation” in the below table. The adviser may terminate these voluntary waivers at any time at its sole discretion. Additionally the distributor has agreed to waive a portion of the 12B-1 fee for the UIF Equity and Income Portfolio Class II shares. The distributor may terminate these voluntary waivers at any time at its sole discretion. After such reductions, the “Management Fee”, “12B-1 Fee”, “Other Operating Exp enses” and “Total Operating Expenses”, would be as follows: 0.25%, 0.05%, 0.70%, and 1.00%, respectively.

     (9)   Class II of this Portfolio was not operational during 2002, the above fees are estimated based on class I ratios for the year ended December 31, 2002. The fees disclosed reflect gross ratios prior to any voluntary waivers/reimbursements of expenses by the adviser. The advisory fee is reduced to reflect the voluntary waiver of a portion or all of the advisory fee and the reimbursement by the Portfolio’s adviser to the extent total annual operating expenses exceed the “Operating Expense Limitation” in the below table. The adviser may terminate these voluntary waivers at any time at its sole discretion. Additionally the distributor has agreed to waive a portion of the 12B-1 fee for the UIF Global Franchise Portfolio Class II Shares. The distributor may terminate these voluntary waivers at any time at its sole discretion. After such reductions, the “Management Fee”, “12B-1 Fee”, “Other Operating Exp enses” and “Total Operating Expenses”, would be as follows: 0.53%, 0.35%, 0.32%, and 1.20%, respectively.

     (10)   The figures shown do not show the effects of the Adviser’s voluntary fee waivers and/or expense reimbursements, or the Distributor’s voluntary 12b-1 fee waiver. The Adviser has voluntarily agreed to reduce its management fee and/or reimburse the Portfolio so that total annual operating expenses, excluding certain investment related expenses, will not exceed 1.25%. In addition, the Distributor has voluntarily agreed to waive a portion of its 12b-1 fee. “Other Expenses” have been estimated.

     (11)   The total net operating expenses has been reduced to reflect the waiver of a portion or all of the management fee and the reimbursement by the portfolio’s Adviser to the extent the total operating expenses exceed the following percentage: Active International Allocation Portfolio 1.15%, Emerging Markets Equity Portfolio 1.81%, Equity Growth Portfolio 0.85%, Global Value Equity Portfolio 1.15%, Mid Cap Growth Portfolio 1.05%, Small Company Growth Portfolio 1.20%, Technology Portfolio 1.15%, U.S. Mid Cap Core Portfolio 1.05%, U.S. Real Estate Securities Portfolio 1.10% and Value Portfolio 0.85%.

     (12)   Fund has a voluntary expense cap of 1.25%.

     (13)   Because certain expenses were assumed by Van Kampen, Total Annual Operating Expenses for the Enterprise Portfolio Class II were 0.85%.

     (14)   Because certain expenses were assumed by Van Kampen, Total Annual Operating Expenses for the Government Portfolio Class II were 0.85%.

     (15)   Because certain expenses were assumed by Van Kampen, Total Annual Operating Expenses for the Money Market Portfolio Class II were 0.85%.

     (16)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Contrafund Portfolio — Service Class 2 were 0.90%.

     (17)   Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. These offsets may be discontinued at any time. Including such reductions, Total Annual Operating expenses for the Fidelity VIP Mid Cap Portfolio — Service Class 2 were 0.88%.

______________

EXAMPLES

The Example is intended to help you compare the cost of investing in the Contract for the time periods indicated. These costs include Contract Owner transaction expenses, contract fees, separate account annual expenses, and Underlying Fund fees and expenses.

This example shows what your costs would be under certain hypothetical situations. The example does not represent past or future expenses. Your actual expenses may be more or less than those shown. We base the example on the maximum total operating expenses of the Underlying Fund before reimbursement for the year ended December 31, 2002. If you have selected Variable Funding Options that have voluntarily or contractually agreed to limit the Total Annual Operating Expenses, your expenses may be lower.

You would pay the following expenses on a $10,000 investment, assuming a 5% annual return on assets and the charges reflected in the expense table above using the expenses for the maximum charges, including the maximum total annual separate account charges of 3.10%. The example also reflects the annual contract administrative charge.

	If Contract is surrendered at the end of period shown:				If Contract is NOT surrendered or annuitized at the end of period shown**:
	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Greenwich Street Series Fund
Salomon Brothers Variable Emerging Growth Fund — Class I Shares	1069	1812	2361	4759	469	1412	2361	4759
Salomon Brothers Variable Series Funds Inc.
All Cap Fund — Class I	1011	1645	2094	4284	411	1245	2094	4284
High Yield Bond Fund — Class I	1065	1801	2343	4728	465	1401	2343	4728
Investors Fund — Class I	995	1599	2020	4150	395	1199	2020	4150
Large Cap Growth Fund — Class I	1927	4037	5555	9044	1327	3637	5555	9044
Small Cap Growth Fund — Class I	1044	1739	2244	4554	444	1339	2244	4554
Strategic Bond Fund — Class I	1015	1656	2112	4317	415	1256	2112	4317
Scudder Variable Series I	995	1599	2020	4150	395	1199	2020	4150
Growth & Income Portfolio — Class B*	1011	1645	2094	4284	411	1245	2094	4284
Scudder Variable Series II
Scudder International Select Equity Portfolio — Class B*	1039	1725	2221	4513	439	1325	2221	4513
The Travelers Series Trust
Equity Income Portfolio	998	1608	2034	4176	398	1208	2034	4176
Large Cap Portfolio	999	1611	2039	4184	399	1211	2039	4184
The Universal Institutional Funds, Inc.
Active International Allocation Portfolio, Class I	1110	1929	2545	5078	510	1529	2545	5078
Core Plus Fixed Income Portfolio, Class II*	1022	1676	2144	4375	422	1276	2144	4375
Emerging Markets Equity Portfolio, Class I	1105	1915	2524	5040	505	1515	2524	5040
Equity and Income Portfolio, Class II*	1078	1837	2401	4828	478	1437	2401	4828
Equity Growth Portfolio, Class I	1009	1639	2085	4268	409	1239	2085	4268
Global Franchise Portfolio Class II Shares*	1090	1871	2453	4920	490	1471	2453	4920
Global Value Equity Portfolio, Class I	1041	1730	2231	4529	441	1330	2231	4529
Mid Cap Growth Portfolio, Class I	1042	1733	2235	4537	442	1333	2235	4537
Small Company Growth Portfolio, Class II*	1090	1871	2453	4920	490	1471	2453	4920
U.S. Mid Cap Core Portfolio, Class I	1026	1688	2162	4408	426	1288	2162	4408
U.S. Real Estate Securities Portfolio, Class I	1026	1688	2162	4408	426	1288	2162	4408
Value Portfolio, Class I	1010	1642	2089	4276	410	1242	2089	4276
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	999	1611	2039	4184	399	1211	2039	4184
MFS Total Return Portfolio	997	1605	2029	4167	397	1205	2029	4167
Van Kampen Life Investment Trust
Comstock Portfolio Class II Shares*	1008	1636	2080	4259	408	1236	2080	4259
Emerging Growth Portfolio Class II Shares*	1017	1662	2121	4334	417	1262	2121	4334
Enterprise Portfolio Class II Shares*	1006	1631	2071	4243	406	1231	2071	4243
Government Portfolio Class II Shares*	1007	1634	2075	4251	407	1234	2075	4251
Growth and Income Portfolio	1010	1642	2089	4276	410	1242	2089	4276
Class II Shares*	915	1364	1637	3433	315	964	1637	3433
Money Market Portfolio Class II Shares*	1010	1642	2089	4276	410	1242	2089	4276
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2*	1007	1634	2075	4251	407	1234	2075	4251
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2*	1009	1639	2085	4268	409	1239	2085	4268

We and our affiliates receive payments, offsets, commissions on directed brokerage, and other revenue from some of the Underlying Funds, their affiliates or service providers for providing administrative services or other services for a fund. These services may include record keeping, printing and mailing of reports and providing customer service. The payments vary in amount and currently we may receive payments at an annual rate of up to .50% of the average net amount invested in the Underlying Fund on behalf of the Separate Accounts. There may be other payments besides those mentioned above. However, there are no additional charges or expenses to you in addition to the Total Annual Operating Expenses disclosed below for each fund.

We offer other variable annuity contracts through the Separate Accounts which also invest in the same Variable Funding Options (or many of the same) offered under the Contract. These contracts have different charges that could affect the value of the Subaccounts and may offer different benefits more suitable to your needs. To obtain more information about these contracts, including a prospectus, contact your agent.

CONDENSED FINANCIAL INFORMATION

See Appendix A and B.

THE ANNUITY CONTRACT

Travelers Life & Annuity Premier Advisers L Annuity is a contract between the Contract Owner (“you”) and the Company. This is the prospectus — it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract’s essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

We encourage you to compare and contrast the fees, expenses, benefits and features of the variable annuity described in this prospectus against those of other investment products, including other variable annuity products offered by us. Before purchasing this or any other investment product you should consider whether this or any other product is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and other personal characteristics or needs.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments, plus or minus any investment experience on the amounts you allocate to the Separate Account (“Separate Account Contract Value”) or interest on the amounts you allocate to the Fixed Account (“Fixed Account Con tract Value”). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

The Contract is an “L” class contract. This means that the period of time that the withdrawal charge applies on withdrawals may be reduced, but that the mortality and expense risk charge may be higher than other Contracts we offer. If you anticipate that you will not need to make withdrawals from your Contract in the near term, you may want to consider purchasing one of the other contracts we offer. Your agent can provide you with information about these other contracts.

Certain changes and elections must be made in writing to the Company. Where the term “Written Request” is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

Contract Owner Inquiries

Any questions you have about your Contract should be directed to our Home Office at 1-800-599-9460.

Purchase Payments

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Purchase Payments over $1,000,000 may be made only with our prior consent.

We will apply the initial Purchase Payment less any applicable premium tax (net Purchase Payment) within two business days after we receive it in good order at our Home Office. We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

Accumulation Units

The period between the Contract Date and the Maturity Date is the Accumulation Period. During the Accumulation Period, an Accumulation Unit is used to calculate the value of a Contract. An Accumulation Unit works like a share of a mutual fund. Each Variable Funding Option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each Variable Funding Option by the value of its Accumulation Unit. We calculate the value of an Accumulation Unit for each Variable Funding Option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the Annuity Period (i.e., after the Maturity Date), you are credited with Annuity Units.

The Variable Funding Options

You choose the Variable Funding Options to which you allocate your Purchase Payments. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the Underlying Funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the Underlying Funds will meet its investment objectives. Please note that during extended periods of low interest rates, the yields of the Underlying Fund that invests in the Smith Barney Money Market Portfolio may also become extremely low and possibly negative after the deduction of fees and charges. Contact your registered representative or call 1-800-842-9406 to request additional copies of the prospectuses.

If any of the Underlying Funds become unavailable for allocating Purchase Payments, or if we believe that further investment in an Underlying Fund is inappropriate for the purposes of the Contract, we may substitute another funding option. A substituted Underlying Fund may have different fees and expenses. Substitution may be made with respect to existing Contract Value or future Purchase Payments, or both for some or all classes of contracts, at any time in our sole discretion. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

The current Variable Funding Options are listed below, along with their investment advisers and any subadviser:

Funding Option	Investment Objective	Investment Adviser/Subadviser
Greenwich Street Series Fund
Salomon Brothers Variable Emerging Growth Fund — Class I Shares	Seeks capital appreciation. The Fund normally invests in common stocks of emerging growth companies.	Salomon Brothers Asset Management (“SBAM”)
Salomon Brothers Variable Series Funds Inc.
All Cap Fund — Class I	Seeks capital appreciation. The Fund normally invests in common stocks and their equivalents of companies believed to be undervalued in the marketplace.	SBAM
High Yield Bond Fund — Class I	Seeks total return consistent with the preservation of capital. The Fund normally invests in high yield fixed-income securities issued by U.S. and foreign corporations and foreign governments.	SBAM
Investors Fund — Class I	Seeks long term growth of capital. Secondarily seeks current income. The Fund normally invests in common stocks of established companies.	SBAM
Large Cap Growth Fund — Class I	Seeks long-term growth of capital. The Fund normally invests in equity securities of companies with large market capitalizations.	SBAM
Small Cap Growth Fund — Class I	Seeks long term growth of capital. The Fund normally invests in equity securities of companies with small market capitalizations.	SBAM
Salomon Brothers Variable Series Funds Inc. (continued)
Strategic Bond Fund — Class I	Seeks to maximize total return consistent with the preservation of capital. The Fund normally invests in a globally diverse portfolio of fixed-income securities.	SBAM
Scudder Variable Series I
Growth & Income Portfolio — Class B	Seeks long-term growth of capital, current income and growth of income. The Fund normally invests in equities of large U.S. companies, although it may invest in companies of any size and from any country.	Deutsche Investment Management Americas Inc. (“Deutsche”)
Scudder Variable Series II
Scudder International Select Equity Portfolio — Class B	Seeks capital appreciation. The Fund normally invests in a focused list of approximately 40 stocks with 50% of its assets invested in securities that are represented on the MSCI EAFE Index and the other 50% invested in non-Index securities of companies located in the countries of Germany, Australia, Singapore and Japan.	Deutsche Subadviser: Deutsche Asset Management Investment Services Ltd.

The Travelers Series Trust
Equity Income Portfolio	Seeks reasonable income. The Fund normally invests in equity securities with a focus on income producing equities.	TAMIC Subadviser: Fidelity Management & Research Company (“FMR”)
Large Cap Portfolio	Seeks long term growth of capital. The Fund normally invests in the securities of companies with large market capitalizations.	TAMIC Subadviser: FMR
The Universal Institutional Funds, Inc.
Active International Allocation Portfolio, Class I	Seeks long-term capital appreciation. The Fund normally invests in equity securities of non-U.S. issuers, which in the aggregate, replicate broad market indices.	Morgan Stanley Investment Management Inc. (“Morgan Stanley”)

Funding Option	Investment Objective	Investment Adviser/Subadviser
Core Plus Fixed Income Portfolio, Class II	Seeks above-average total return over a market cycle of three to five years. The Fund normally invests in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. Government, corporate and mortgage securities.	Morgan Stanley
Emerging Markets Equity Portfolio, Class I	Seeks long-term capital appreciation. The Fund normally invests in growth-oriented equity securities of issuers in emerging market countries.	Morgan Stanley
Equity and Income Portfolio, Class II	Seeks both capital appreciation and current income. The Fund normally invests in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment grade fixed income securities.	Morgan Stanley
Equity Growth Portfolio, Class I	Seeks long-term capital appreciation. The Fund normally invests in growth-oriented equity securities of large capitalization companies.	Morgan Stanley
Global Franchise Portfolio Class II Shares	Seeks long-term capital appreciation. The Fund normally invests in equity securities of issuers located throughout the world believed to have, among other things, resilient business franchises and growth potential.	Morgan Stanley
Global Value Equity Portfolio, Class I	Seeks long-term capital appreciation. The Fund normally invests in equity securities of issuers throughout the world, including U.S. issuers.	Morgan Stanley
The Universal Institutional Funds, Inc. (continued)
Mid Cap Growth Portfolio, Class I	Seeks long-term capital appreciation. The Fund normally invests in common stocks and other equity securities of growth-oriented mid cap companies.	Morgan Stanley
Small Company Growth Portfolio, Class II	Seeks long-term capital appreciation. The Fund normally invests in growth-oriented equity securities of small U.S. and, to a limited extent, foreign companies.	Morgan Stanley
U.S. Mid Cap Core Portfolio, Class I	Seeks long-term capital appreciation. The Fund normally invests in common stocks and other equity securities of growth-oriented mid cap companies.	Morgan Stanley
U.S. Real Estate Securities Portfolio, Class I	Seeks above average current income and long-term capital appreciation. The Fund normally invests in equity securities of companies in the U.S. real estate industry, including real estate investment trusts.	Morgan Stanley
Value Portfolio, Class I	Seeks above-average total return over a market cycle of three to five years. The Fund normally invests in common stocks and other equity securities of companies undervalued in comparison to the market.	Morgan Stanley
Travelers Series Fund Inc.
AIM Capital Appreciation Portfolio	Seeks capital appreciation. The Fund normally invests in common stocks of companies that are likely to benefit from new products, services or processes or have experienced above-average earnings growth.	Travelers Investment Adviser Inc. (“TIA”) Subadviser: AIM Capital Management Inc.
MFS Total Return Portfolio	Seeks above average income consistent with the prudent employment of capital. Secondarily, seeks growth of capital and income. The Fund normally invests in a broad range of equity and fixed-income securities of both U.S. and foreign issuers.	TIA Subadviser: MFS

Funding Option	Investment Objective	Investment Adviser/Subadviser
Van Kampen Life Investment Trust	Seeks capital growth and income. The Fund normally invests in common and preferred stocks, and convertible securities, of well established undervalued companies.	Van Kampen Asset Management Inc. (“Van Kampen”)
Comstock Portfolio Class II Shares
Emerging Growth Portfolio Class II Shares	Seeks capital appreciation. The Fund normally invests in common stocks of emerging growth companies.	Van Kampen
Enterprise Portfolio Class II Shares	Seeks capital appreciation. The Fund normally invests in common stocks of companies believed to have above-average potential for capital appreciation.	Van Kampen
Government Portfolio Class II Shares	Seeks high current return consistent with preservation of capital. The Fund normally invests in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.	Van Kampen
Growth and Income Portfolio Class II Shares	Seeks long-term growth of capital and income. The Fund normally invests in income producing equity securities.	Van Kampen
Van Kampen Life Investment Trust (continued)
Money Market Portfolio Class II Shares	Seeks protection of capital and high current income. The Fund normally invests in short-term U.S. money market instruments and seeks to maintain a net asset value of $1.00 per share.	Van Kampen
Variable Insurance Products Fund II
Contrafund® Portfolio — Service Class 2	Seeks long term capital appreciation. The Fund normally invests in common stocks of companies whose value may not be fully recognized by the public.	FMR
Variable Insurance Products Fund III
Mid Cap Portfolio — Service Class 2	Seeks long term growth of capital. The Fund normally invests in common stocks of companies with medium market capitalizations.	FMR

FIXED ACCOUNT

We may offer our Fixed Account as a funding option. Please see Appendix C for more information.

CHARGES AND DEDUCTIONS

General

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

    the ability for you to make withdrawals and surrenders under the Contracts the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)
    administration of the annuity options available under the Contracts and the distribution of various reports to Contract Owners

    the ability to engage in telephone and Internet transactions

Costs and expenses we incur include:

    losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts sales and marketing expenses including commission payments to your sales agent and other costs of doing business

Risks we assume include:

    that Annuitants may live longer than estimated when the annuity factors under the Contracts were established that the amount of the death benefit will be greater than the Contract Value and that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. We will not reduce or eliminate the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. The amount of any fee or charge is not impacted by an outstanding loan. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Administrative Charges

There are two administrative charges: the $30 annual Contract administrative charge and the administrative expense charge. We will deduct the annual Contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract and we will prorate this charge (i.e. calculate) from the date of purchase. We will also prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct this charge from the Fixed Account or:

            (1)   from the distribution of death proceeds

            (2)   after an annuity payout has begun or

            (3)   if the Contract Value on the date of assessment equals or is greater than $40,000

We deduct the administrative expense charge (sometimes called “Subaccount administrative charge”) on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our accumulation and Annuity Unit value calculations.

Mortality and Expense Risk Charge

Each business day, we deduct a mortality and expense risk (“M&E”) charge of 1.80% annually from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

Withdrawal Charge

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawals charge will apply if Purchase Payments are withdrawn before they have been in the Contract after four years. We will assess the charge as a percentage of the Purchase Payment withdrawn as follows:

Years Since Purchase Payment Made		Withdrawal Charge
Greater than or equal to	But less than
0 years	1 year	6%
1 year	2 years	5%
2 years	3 years	4%
3 years	4 years	3%
4+ years		0%

For purposes of the withdrawal charge calculations, withdrawals are deemed to be taken first from:

(a)	any Purchase Payment to which no withdrawal charge applies; then

(b)	any remaining free withdrawal allowance (as described below) after being reduced by (a); then

(c)	any remaining Purchase Payment to which a withdrawal charge applies (on a first-in, first-out basis); then

(d)	any Contract earnings.

Unless you instruct us otherwise, we will deduct the withdrawal chare form the amount requested.

We will not deduct a withdrawal charge if Purchase Payments are distributed:

    due to the death of the Contract Owner of the Annuitant (with no Contingent Annuitant surviving);
    if a lifetime annuity payout has begun after the first Contract Year;
    under the Managed Distribution Program;
    if you elect Annuity Payments for a fixed period of at least five years after the first Contract Year

Free Withdrawal Allowance

The free withdrawal allowance applies to any partial or full withdrawal, but does not apply to any withdrawals transferred directly to other unaffiliated carriers or financial institutions.

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually, without a withdrawal charge (during the first Contract Year, we will apply the free withdrawal allowance to withdrawals under the Systematic Withdrawal Program). If you have Purchase Payments no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance, or (b) the total amount of Purchase Payments no longer subject to a withdrawal charge. Any free withdrawal taken will reduce Purchase Payments no longer subject to a withdrawal charge. The free withdrawal amount is not cumulative from year to year.

Transfer Charge

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

ESP Charge

If you select the ESP, an additional 0.15% annually will be deducted from amounts in the Variable Funding Options.

GMWB Charge

If you select the GMWB, a maximum of 1.00% annually will be deducted from amounts in the Variable Funding Options. The current charge is .40% annually. Your current charge will not change unless you reset your benefits, at which time we may modify the charge.

Variable Liquidity Benefit Withdrawal Charge

If you select the Variable Liquidity Benefit, there is a maximum withdrawal charge of 6% of the amounts withdrawn. This charge is not assessed during the Accumulation Phase.

We will assess the charge as follows:

Years Since Initial Purchase Payment Made
Greater than or Equal To	But less than	Withdrawal Charge
0 years	1 years	6%
1 years	2 years	5%
2 years	3 years	4%
3 years	4 years	3%
4+ years		0%

Please refer to The Annuity Period for a description of this benefit.

Variable Funding Option Expenses

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses.

Premium Tax

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

Changes in Taxes Based upon Premium or Value

If there is any change in a law assessing taxes against the Company based upon premiums, Contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

TRANSFERS

Up to 30 days before the Maturity Date, you may transfer all or part of the Contract Value between Variable Funding Options. Please note that the Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Therefore, all transfers are subject to the following restrictions:

1.	Excessive Transfers. We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage Contract Owners. In making this determination, we will consider, among other things, the following factors:

    the total dollar amount being transferred;
    the number of transfers you made within the previous three months;
    whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and
    whether your transfers are part of a group of transfers made by a third party on behalf of the individual Contract Owners in the group.
2.	Market Timers. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple Contract Owners. We will notify you in writing before we restrict transfers. We may, among other things:

    reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

If we choose to enforce our contractual rights to restrict transfers to once every six months, we will so notify you in writing.

Future Modifications. We will continue to monitor the transfer activity occurring among the Variable Funding Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Contract Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

If, in our sole discretion, we determine you are engaging in activity as described above or similar activity which will potentially hurt the rights or interests of Contract Owners, we will exercise our contractual right to restrict your number of transfers to one every six-months. None of these restrictions are applicable to transfers made under a Dollar Cost Averaging Program or a rebalancing program.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

We will make transfers at the value(s) next determined after we receive your request in good order at our Home Office. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. These restrictions are subject to any state law requirements.

Dollar Cost Averaging

Dollar cost averaging or the pre-authorized transfer program (the “DCA Program”) allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no charge for this program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve-months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under either a 6-Month, 12-Month or 24-Month DCA Program. The DCA Programs will generally have different credited interest rates. Under each Program, the interest rate can accrue up to the applicable number of months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Please note that interest will accrue on a declining amount of the Fixed Account Value. For example, under the 12 Month Program, the interest rate can accrue up to 12-months on the remaining amounts in the Special DCA Program and we must transfer a ll Purchase Payments and accrued interest in this Program on a level basis to the selected funding options in 12-months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete Program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the Program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days’ notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-DCA Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent Purchase Payments we receive within the DCA Program period selected to the current funding options over the remainder of that DCA Program transfer period, unless you direct otherwise.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options, except that transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not currently available as a funding option, you may still participate in the DCA program. In that event, transfers will be made from the Money Market Variable Funding Option.

ACCESS TO YOUR MONEY

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value and any premium tax not previously deducted. Unless you submit a Written Request specifying the Fixed Account or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business on the Business Day after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

Guaranteed Minimum Withdrawal Benefit (“GMWB”)(“Principal Guarantee”)

For an additional charge, you may elect GMWB, a living benefit that guarantees return of your Purchase Payments regardless of market conditions if you do not withdraw more than a certain amount per year. Once you elect this benefit, you cannot cancel it. You must elect the benefit at time of purchase. GMWB will automatically terminate upon annuitization or if you assign your Contract to a different Contract Owner.

Your initial Purchase Payment is used to determine your initial remaining benefit base, (“RBB”), or the maximum amount of money that is guaranteed to be returned to you subject to the conditions below. The maximum amount you may withdraw on an annual basis without an adverse effect on your guarantee is your annual withdrawal benefit (“AWB”).

If you make your first withdrawal within three full years after you purchased GMWB, your AWB will equal 5% of your RBB immediately prior to your first withdrawal. If you begin making withdrawals more than three complete years after you purchased GMWB, your AWB will equal 10% of your RBB immediately prior to your first withdrawal. Your AWB may be taken on any payment schedule you request, e.g. monthly. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of or none of your AWB in any given year, your RBB and AWB will not increase. You can continue to receive your AWB until the RBB is depleted. If you take a partial withdrawal, and your AWB is greater than the free withdrawal allowance, withdrawal charges are waived only on amounts up to your AWB.

Your RBB and AWB will not change unless you make subsequent Purchase Payments or take withdrawals from your Contract, as described below.

If you make subsequent payments, we will recalculate your RBB and your AWB. Your new RBB equals your RBB immediately prior to the subsequent payment plus the subsequent payment. The maximum RBB allowed at any time is $1 million without our consent. We reserve the right not to include subsequent Purchase Payments in the calculation of the RBB. When your RBB is adjusted because you have made a subsequent Purchase Payment, your AWB is recalculated to equal the AWB immediately prior to the subsequent payment, plus either 5% or 10% of the subsequent payment, depending on when you have taken your first withdrawal.

Withdrawals: If the total of all withdrawals since the most recent Contract Date anniversary, including the current withdrawal, is equal to or less than your AWB immediately prior to the current withdrawal, we will recalculate your RBB to equal the RBB immediately prior to the withdrawal, less the amount of the current withdrawal.

If the total amount of all withdrawals since the most recent Contract Date anniversary, including the current withdrawal, exceed the AWB, we will recalculate both your RBB and AWB by applying a partial surrender reduction. The partial surrender reduction is equal to 1) the RBB or AWB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal.

For example, assume your initial Purchase Payment is $100,000, your age is less than 70, and a withdrawal of $10,000 is taken in contract year two:

	Assumes 15% gain on investment			Assumes 15% loss on investment
	Contract Value	RBB	AWB (5%)	Contract Value	RBB	AWB (5%)
Values As Of
Contract date	$100,000	$100,000	$5,000	$100,000	$100,000	$5,000
Immediately prior to withdrawal, Contract Year two	$115,000	$100,000	$5,000	$85,000	$100,000	$5,000
Immediately after withdrawal, Contract Year two	$105,000	$91,304 [100,000 – (100,000 × 10,000/115,000)]	$4,565 [5,000 – (5,000 × 10,000/115,000)]	$75,000	$88,235 [100,000 – (100,000 × 10,000/85,000)]	$4,412 [5,000– (5,000 × 10,000/85,000)]

Change in Value Due to Withdrawal (Partial Surrender Reduction)	$10,000	$8,696	$435	$10,000	$11,765	$588

Any time on or after the 5th Contract Date anniversary, you may choose to reset your RBB to equal your current Contract Value. Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. The current charge in effect at the time of the reset will apply. Your second and all subsequent resets must occur at least 5 years from the most recent reset. If your first withdrawal from the contract is prior to your third Contract Date anniversary, your AWB will equal 5% of your RBB after any reset. Similarly, if you began taking withdrawals after your third contract year, your AWB will equal 10% of your RBB after any reset. In addition, the length of time over which you can expect to receive your RBB will be reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on a contract anniversary.

If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

    The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or E.S.P. benefit, if any, will be paid.
    The total annual payment amount will equal the AWB and will never exceed your RBB, and
    We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Systematic Withdrawals

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days’ notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days’ written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 591/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

Managed Distribution Program. Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70½ . (See Federal Tax Considerations.) These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program.

OWNERSHIP PROVISIONS

Types of Ownership

Contract Owner

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for nonqualified Contracts. You have sole power during the Annuitant’s lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another Contract who directly transferred the death proceeds due under that Contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership or make additional Purchase Payments.

Joint Owner. For nonqualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

Beneficiary

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

Annuitant

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

Please note: Naming different persons as owner and annuitant may affect whether certain benefits are payable, the amount of these benefits, and who will receive them. Use care when naming owners, annuitants, and beneficiaries, and consult your agent if you have any questions.

Contingent Annuitant

You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living;

    the death benefit will not be payable upon the Annuitant’s death the Contingent Annuitant becomes the Annuitant and
    all other rights and benefits will continue in effect

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

DEATH BENEFIT

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or election of beneficiary contract continuance (“Death Report Date”).

Death Proceeds Before the Maturity Date

Note: If the owner dies before the Annuitant, the death benefit is recalculated, replacing all references to “Annuitant” with “owner.”

We will pay to the beneficiary a death benefit in an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax not previously deducted.

(1)	the Contract Value on the Death Report Date; or

(2)	your total adjusted Purchase Payment (see below); or

(3)	the “Step-Up Value” (if any, as described below).

Adjusted Purchase Payment. The initial Adjusted Purchase Payment is equal to the initial Purchase Payment. Whenever an additional Purchase Payment is made, the adjusted Purchase Payment is increased by the amount of the Purchase Payment. Whenever a partial surrender is taken, the adjusted Purchase Payment is reduced by a partial surrender reduction, described below.

Step-Up Value. The step-up value will initially equal the Contract Value on the first Contract Date anniversary. On each subsequent Contract Date anniversary that occurs before the Annuitant’s 80th birthday and before the Annuitant’s death, if the Contract Value is greater than the step-up value, the step-up value will be increased to equal the Contract Value. If the step-up value is greater than the Contract Value, the step-up value will remain unchanged. Whenever a Purchase Payment is made, the step-up value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the step-up value will be reduced by a partial surrender reduction as described below. The only changes made to the step-up value on or after the Annuitant’s 80th birthday will be those related to additional Purchase Payments or partial surrender reductions as described below.

Partial Surrender Reduction.

Adjusted Purchase Payment. The partial surrender reduction equals (1) the Adjusted Purchase Payment in effect immediately prior to the reduction for the withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value immediately before the withdrawal.

Step-Up Value: The partial surrender reduction equals (1) the Step-Up value in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender.

Example of Partial Surrender Reduction. For example, assume your current Contract Value is $55,000. If your current adjusted Purchase Payment or Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the adjusted Purchase Payment or Step-Up Value as follows:

            50,000 x (10,000/55,000) = 9,090

Your new adjusted Purchase Payment or Step-Up Value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current adjusted Purchase Payment or Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the adjusted Purchase Payment or Step-Up Value as follows:

            50,000 x (10,000/30,000) = 16,666

Your new adjusted Purchase Payment or Step-Up Value would be 50,000—16,666 or $33,334.

If you have elected GMWB, and your death benefit is equal to a return of your Purchase Payments reduced by an applicable partial surrender reduction, the partial surrender reduction will not be applied to your death benefit. If you have made withdrawals under your contract, your death benefit will be reduced by the amount of those withdrawals and any premium tax not previously deducted.

Enhanced Stepped-Up Provision (“E.S.P.”). (This provision is not available when either the Annuitant or Contract Owner is age 76 or older on the rider effective date.)

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

If the Annuitant is younger than age 70 on the rider effective date, 40% of the lesser of: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are received both after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments (described below), calculated as of the Death Report Date; or

If the Annuitant is between the ages of 70 and 75 on the rider effective date, 25% of the lesser of: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are received both after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

The initial modified Purchase Payment is equal to the Contract Value as of the rider effective date. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

The partial surrender reduction is equal to: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

            50,000 X (10,000/55,000) = 9,090

You new modified Purchase Payment would be $50,000—$9,090 = 40,910

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

            50,000 X (10,000/30,000) = 16,666

            Your new modified Purchase Payment would be 50,000—16,666 = $33,334

Payment of Proceeds

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

Nonqualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*

Owner (who is not the Annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes

Owner (who is the Annuitant) (with no joint owner)	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.	Yes
Joint Owner (who is not the Annuitant)	The surviving joint owner.	Unless the surviving joint owner elects to continue the Contract.	Yes

Joint Owner (who is the Annuitant)	The beneficiary (ies), or if none, to the surviving joint owner.	Unless the beneficiary elects to continue the Contract.	Yes

Annuitant (who is not the Contract Owner)	The beneficiary (ies), or if none, to the Contract Owner.	Unless the beneficiary elects to continue the Contract rather than receive the distribution.

		Or, unless there is a Contingent Annuitant. Then, the Contingent Annuitant becomes the Annuitant and the Contract continues in effect (generally using the original Maturity Date). The proceeds will then be paid upon the death of the Contingent Annuitant or Contract owner.	Yes

Annuitant (who is the Contract Owner)	See death of “owner who is the Annuitant” above.		Yes
Annuitant (where owner is a nonnatural entity/trust)	The beneficiary (ies) or, if none, to the Contract owner.		Yes (Death of Annuitant is treated as death of the Contract owner in these circumstances.)

Contingent Annuitant (assuming Annuitant is still alive)	No death proceeds are payable; Contract continues.		N/A

Beneficiary	No death proceeds are payable; Contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; Contract continues.		N/A

Qualified Contracts

Before the Maturity Date, upon the Death of the	The Company Will Pay the Proceeds to:	unless. . .	Mandatory Payout Rules Apply*

Owner / Annuitant	The beneficiary (ies), or if none, to the Contract Owner’s estate.	Unless the beneficiary elects to continue the Contract rather than receive a distribution.	Yes

Beneficiary	No death proceeds are payable; Contract continues.		N/A

Contingent Beneficiary	No death proceeds are payable; Contract continues.		N/A

______________

Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary’s life expectancy within one year of death or take a complete distribution of Contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the death of the annuitant, the 5 year payout option is not available.

Spousal Contract Continuance (subject to availability — does not apply if a non-spouse is a joint owner)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase Payments made to the Contract after the Death Report Date will be subject to the withdrawal charge. There is no additional charge to continue the Contract; however, all other Contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse’s age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

Beneficiary Contract Continuance (not permitted for non-natural beneficiaries)

If you die before the Maturity Date, and if the value of any beneficiary’s portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date (more than $1,000,000 is subject to Home Office approval), your beneficiary(s) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued contract (the “adjusted Contract Value”) will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

    transfer ownership
    make additional Purchase Payments

The beneficiary may also name his/her own beneficiary (“succeeding beneficiary”) and has the right to take withdrawals at any time after the Death Report Date. There is no additional charge to continue the Contract; however, all other fees and charges applicable to the original Contract will also apply to the continued Contract. All benefits and features of the continued contract will be based on the beneficiary’s age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

Planned Death Benefit

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

    through an annuity for life or a period that does not exceed the beneficiary’s life expectancy or under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(s) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

Death Proceeds after the Maturity Date

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

THE ANNUITY PERIOD

Maturity Date

Under the Contract, you can receive regular payments (“Annuity Payments”). You can choose the month and the year in which those payments begin (“Maturity Date”). You can also choose among payout options (annuity or income options) or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity or income payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options ma y be available in all states.< /p>

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant’s 70½th birthday for qualified Contracts and the Annuitant’s 95th birthday for nonqualified Contracts or ten years after the effective date of the Contract, if later.

At least 30 days’ before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant’s 95th birthday or to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain qualified Contracts upon either the later of the Contract Owner’s attainment of age 701/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

Allocation of Annuity

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See Transfers.)

Variable Annuity

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

Determination of First Annuity Payment. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant’s adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the Contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor. We call this your net investment rate. For example, a net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

Determination of Second and Subsequent Annuity Payments. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable Variable Funding Options. The total amount of each Annuity Payment will equal the sum of the basic payments in each Variable Funding Option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each Variable Funding Option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

Fixed Annuity

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under Variable Annuity, except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

PAYMENT OPTIONS

Election of Options

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once annuity payments have begun, no further elections are allowed.

During the Annuitant’s lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $1,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

Annuity Options

Subject to the conditions described in “Election of Options” above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options. Options 1 through 4 are available for both fixed and/or variable annuities. Option 5 is only available for fixed annuities.

Option 1 — Life Annuity — No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 — Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 — Joint and Last Survivor Life Annuity — No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 — Joint and Last Survivor Life Annuity — Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 — Payments for a Fixed Period without Life Contingency. We will make payments for the period selected.

Option 6 — Other Annuity Options. The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

Variable Liquidity Benefit

This benefit is only offered with the annuity option Payments for a Fixed Period without life contingency.

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a surrender charge not to exceed the maximum surrender charge rate shown on the Contract Specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit.

MISCELLANEOUS CONTRACT PROVISIONS

Right to Return

You may return the Contract for a full refund of the Contract Value plus any contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) within twenty days after you receive it (the “right to return period”). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment in full; during the remainder of the right to return period, we will refund the Contract Value (including charges).

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

Termination

You do not need to make any Purchase Payments after the first to keep the Contract in effect. However, we reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $1,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days’ after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value less any applicable taxes.

Required Reports

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

Suspension of Payments

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange (“the Exchange”) is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account’s net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

THE SEPARATE ACCOUNTS

The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor Separate Accounts: Separate Account Seven and Separate Account Eight, respectively. Both Separate Account Seven and Separate Account Eight were established on June 30, 1998 and are registered with the SEC as unit investment trusts (Separate Account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Separate Account Seven and Separate Account Eight for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the Variable Funding Options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective Variable Funding Option at net asset value. Shares of the Variable Funding Options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity Separate Accounts and variable life insurance Separate Accounts may invest in the funding options simultaneously (called “mixed” and “shared” funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Underlying Fund’s Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a lar ger combined fund.

Performance Information

From time to time, we may advertise several types of historical performance for the Contract’s Variable Funding Options. We may advertise the “standardized average annual total returns” of the Variable Funding Option, calculated in a manner prescribed by the SEC, and the “nonstandardized total return,” as described below. Specific examples of the performance information appear in the SAI.

Standardized Method. We compute quotations of average annual total returns according to a formula in which a hypothetical initial investment of $1,000 is applied to the Variable Funding Option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the Variable Funding Option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). We convert the deduction for the annual contract administrative charge to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold.

Nonstandardized Method. We calculate nonstandardized “total returns” in a similar manner based on the performance of the Variable Funding Options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual Contract administrative charge, which, if reflected, would decrease the level of performance shown.

For Underlying Funds that were in existence before they became available as a Variable Funding Option, the nonstandardized average annual total return quotations reflects the investment performance that such Variable Funding Options would have achieved (reduced by the applicable charges) had the Underlying Fund been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

General. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. (“NASD”), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor’s (S&P) 500 Index, the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000 and 3000 Indices, the Value Line Index and the Morgan Stanley Capital International’s EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the Variable Funding Options.

FEDERAL TAX CONSIDERATIONS

The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

Non-Resident Aliens

Distributions to non-resident aliens (“NRAs”) are subject to special and complex tax and withholding rules under the Code, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty. NRAs should seek guidance from a tax adviser regarding their personal situation.

General Taxation of Annuities

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of Contract, qualified or nonqualified, and the manner in which the money is distributed, as briefly described below.

Tax-Free Exchanges: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity Contract. Since different annuity Contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

Types of Contracts: Qualified or Nonqualified

If you purchase an annuity Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a qualified Contract. Some examples of qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as nonqualified.

Nonqualified Annuity Contracts

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs — either as a withdrawal (distribution made prior to the Maturity Date), or as Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under applicable tax laws. Similarly, when you receive an Annuity Payment, part of each payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includible in income annually. Furthermore, for Contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See “Penalty Tax for Premature Distributions” below.) There is income in the Contract to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken.

Federal tax law requires that nonqualified annuity Contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the first of joint owners. If these requirements are not met, the Contract will not be treated as an annuity Contract for Federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

Puerto Rico Tax Considerations

The Puerto Rico Internal Revenue Code of 1994 (the “1994 Code”) taxes distributions from nonqualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. Similarly, the amount of income on annuity distributions (payable over your lifetime) is calculated differently. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

Qualified Annuity Contracts

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including lump-sum withdrawals and Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or Contract. The Contract is available as a vehicle for IRA rollovers and for other qualified Contracts. There are special rules that govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

Note to participants in qualified plans including 401, 403(b), 457 as well as IRA owners: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state’s income tax laws. Please consult your employer or tax adviser regarding this issue.

Penalty Tax for Premature Distributions

For both qualified and Nonqualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 591/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

Diversification Requirements for Variable Annuities

The Code requires that any nonqualified variable annuity Contracts based on a Separate Account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract owner of tax-deferred treatment. The Company intends to administer all Contracts subject to this provision of law in a manner that will maintain adequate diversification.

Ownership of the Investments

In certain circumstances, owners of variable annuity Contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

Mandatory Distributions For Qualified Plans

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 701/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 701/2 or the year of retirement.

Minimum Distributions For Beneficiaries. When a death benefit becomes due upon the death of the owner and/or Annuitant, minimum distributions may be taken over the life expectancy of the beneficiary not less than annually within one year from the date of death or the funds remaining in the Contract must be completely withdrawn within five years from the date of death.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of the death of an owner or Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; or (ii) if distributed under a Payment Option, they are taxed in the same way as Annuity Payments.

OTHER INFORMATION

The Insurance Companies

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

Financial Statements

The financial statements for the Company and its Separate Account are located in the Statement of Additional Information.

Distribution of Variable Annuity Contracts

Distribution and Principal Underwriting Agreement. Travelers Distribution LLC (“TDLLC”) serves as principal underwriter for the separate accounts and the Contract, which is offered on a continuous basis, pursuant to the terms of the Distribution and Principal Underwriting Agreement among each separate account, TDLLC and the Company. TDLLC’s principal executive offices are located at One Cityplace, Hartford, Connecticut. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission (SEC) under the Securities Exchange Act of 1934 (the 1934 Act), as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (NASD). TDLLC is affiliated with the Company and each separate account. TDLLC, as the principal underwriter and distributor does not retain any fees on the Contracts.

TDLLC enters into selling agreements with broker-dealers, including Tower Square Securities, Inc. (Tower Square), which is affiliated with the Company and each separate account, to distribute (sell) the Contracts. TDLLC and these broker-dealers are registered with the SEC and are members of the National Association of Securities Dealers, Inc. (NASD). We intend to sell the Contract in all jurisdictions where we are licensed to do business and where the Contract is approved. Anyone selling the Contract must be a registered representative of a broker-dealer and must also be licensed as an insurance agent to sell variable products.

Compensation. Broker-dealers who have selling agreements with TDLLC are paid compensation for the promotion and sale of the Contracts. Compensation paid on the Contracts, as well as other incentives or payments, are not charged directly to the policy owners of the separate account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy.

The amount of compensation may vary depending on the selling agreement but is not expected to exceed 10% of Purchase Payments made under the Contracts. If asset based compensation is paid, it will not exceed 2% of the average account value annually.

Because sales representatives of Tower Square are also agents of the Company, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs offered by the Company. These programs include conferences, seminars, meals, sporting events, theater performances, payments for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the contracts may help sales representatives qualify for such benefits. Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, sales representatives who meet certain Company productivity, persistency and length of the services standards may be eligible for additional compensation.

Certain broker-dealers may receive an additional bonus after the first Policy year for sales by their sales representatives, which may be up to the amount of the basic commission for the particular Policy year. These broker-dealers may share the bonus or other compensation with their sales representatives. In addition, we may reimburse these broker-dealers for portions of their sales expenses. In addition, we may pay additional fees or compensation to entities that distribute or carry our products.

Conformity with State and Federal Laws

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a Contract feature or Variable Funding Option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

Voting Rights

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners’ instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote on the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next report to Contract Owners.

Legal Proceedings and Opinions

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity Contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Companies.

There are no pending legal proceedings affecting either Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse effect on the ability of either Company to meet its obligations under the applicable contract.

APPENDIX A — CONDENSED FINANCIAL INFORMATION

THE TRAVELERS SEPARATE ACCOUNT SEVEN FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

Because this product was first offered in August 2003, condensed financial information is not yet available.

A-1

APPENDIX B — CONDENSED FINANCIAL INFORMATION

THE TRAVELERS SEPARATE ACCOUNT EIGHT FOR VARIABLE ANNUITIES
Accumulation Unit Values (in dollars)

Because this product was first offered in August 2003, condensed financial information is not yet available.

B-1

APPENDIX C

THE FIXED ACCOUNT

The Fixed Account is part of the Company’s general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company’s general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors.

Transfers

You may make transfers from the Fixed Account to any other available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract.

C-1

APPENDIX D

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

      The Insurance Company
      Principal Underwriter
      Distribution and Principal Underwriting Agreement
      Valuation of Assets
      Performance Information
      Federal Tax Considerations
      Independent Accountants
      Condensed Financial Information
      Financial Statements

Copies of the Statement of Additional Information dated July 29, 2003 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415. The Travelers Insurance Company Statement of Additional Information is printed on Form L-19979S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-19980S.

Name:
Address:

L-19979S	July 29, 2003

D-1

PREMIER ADVISERS L

STATEMENT OF ADDITIONAL INFORMATION

dated

July 29, 2003

for

THE TRAVELERS SEPARATE ACCOUNT SEVEN FOR VARIABLE ANNUITIES

ISSUED BY

THE TRAVELERS INSURANCE COMPANY

This Statement of Additional Information (“SAI”) is not a prospectus but relates to, and should be read in conjunction with, the Individual Variable Annuity Contract Prospectus dated July 29, 2003. A copy of the Prospectus may be obtained by writing to The Travelers Insurance Company, Annuity Investor Services, One Cityplace, Hartford, Connecticut 06103-3415, or by calling (800) 599-9460 or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov.

TABLE OF CONTENTS

THE INSURANCE COMPANY	2
PRINCIPAL UNDERWRITER	2
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT	2
VALUATION OF ASSETS	2
PERFORMANCE INFORMATION	3
FEDERAL TAX CONSIDERATIONS	10
INDEPENDENT AUDITORS	13
FINANCIAL STATEMENTS	F-1

THE INSURANCE COMPANY

The Travelers Insurance Company (the “Company”) is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company’s Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415 and its telephone number is (860) 308-1000.

The Company is a wholly owned subsidiary of Citigroup Insurance Holding Corporation, which is an indirect, wholly owned subsidiary of Citigroup Inc. (“Citigroup”), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. Citigroup’s activities are conducted through the Global Consumer, Global Corporate, Global Investment Management and Private Banking, and Investment Activities.

State Regulation. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the “Commissioner”). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company’s books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

The Separate Account. The Travelers Separate Account Seven for Variable Annuities (“Separate Account Seven”) meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the 1940 Act. Additionally, the operations of Separate Account Seven are subject to the provisions of Section 38a-433 of the Connecticut General Statutes, which authorizes the Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on the investments of Separate Account Seven, and the Commissioner has adopted no regulations under the Section that affect Separate Account Seven.

PRINCIPAL UNDERWRITER

Travelers Distribution LLC (“TDLLC”) serves as principal underwriter for Separate Account Seven and the Contracts. The offering is continuous. TDLLC’s principal executive offices are located at One Cityplace, Hartford, Connecticut. TDLLC is affiliated with the Company and Separate Account Seven.

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

Under the terms of the Distribution and Principal Underwriting Agreement among Separate Account Seven, TDLLC and the Company, TDLLC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses TDLLC for certain sales and overhead expenses connected with sales functions.

VALUATION OF ASSETS

Funding Options: The value of the assets of each Funding Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

2

Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by “marking to market” (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) “Marking to market” takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

The Contract Value: The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of a Funding Option from one valuation period to the next. The net investment factor for a Funding Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Funding Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of a Funding Option is equal to (a) minus (b), divided by (c) where:

              (a) = investment income plus capital gains and losses (whether realized or unrealized);

              (b) = any deduction for applicable taxes (presently zero); and

              (c) = the value of the assets of the funding option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. A Funding Option’s investment income includes any distribution whose ex-dividend date occurs during the valuation period.

Accumulation Unit Value. The value of the accumulation unit for each Funding Option was initially established at $1.00. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Funding Option and takes into account the investment performance, expenses and the deduction of certain expenses.

Annuity Unit Value. The initial Annuity Unit Value applicable to each Funding Option was established at $1.00. An Annuity Unit Value as of any business day is equal to (a) the value of the Annuity Unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a valuation period of one day is 1.000081 and, for a period of two days, is 1.000081 x 1.000081.)

PERFORMANCE INFORMATION

From time to time, the Company may advertise several types of historical performance for the Funding Options of Separate Account Seven. The Company may advertise the “standardized average annual total returns” of the Funding Options available through Separate Account Seven, calculated in a manner prescribed by the Securities and Exchange Commission, as well as the “nonstandardized total returns,” as described below:

STANDARDIZED METHOD. Quotations of average annual total returns are computed according to a formula in which a hypothetical initial investment of $1,000 is allocated to the Funding Option, and then related to ending redeemable values over one-, five- and ten-year periods, or for a period covering the time during which the Funding Option has been in existence, if less. If a Funding Option has been in existence for less than one year, the “since inception” total return performance quotations are year-to-date and are not average annual total returns. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the annual contract administrative charge is converted to a percentage of assets based on the actual fee collected (or anticipated to be collected, if a new product), divided by the average net assets per contract sold (or anticipated to be sold) under the Prospectus to which this SAI relates. Each quotation assumes a total redemption at the end of each period.

3

NONSTANDARDIZED METHOD. Nonstandardized “total returns” will be calculated in a similar manner based on the performance of the Funding Options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown.

For Funding Options that were in existence before they became available under Separate Account Seven, the nonstandardized average annual total return quotations will reflect the investment performance that such Funding Options would have achieved (reduced by the applicable charges) had they been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

Average annual total returns for each of the Funding Options computed according to the standardized and nonstandardized methods for the period ending December 31, 2002 are set forth in the following tables.

4

Premier Advisers L
Standardized Performance as of 12/31/02

FUND	1 Year	5 Years	10 Years (or inception)

Morgan Stanley UIF Active International Allocation Portfolio	-22.20%	—	-21.19%	5/1/00
Morgan Stanley UIF Emerging Markets Equity Portfolio	-13.46%	—	-14.00%	7/6/99
Morgan Stanley UIF Equity Growth Portfolio	-32.12%	—	-26.32%	5/1/00
Morgan Stanley UIF Global Value Equity Portfolio	-21.29%	—	-8.72%	7/9/99
Morgan Stanley UIF Mid Cap Growth Portfolio	-35.36%	—	-31.34%	5/1/00
Morgan Stanley UIF Mid Cap Core Portfolio	-32.27%	—	-10.19%	7/6/99
Morgan Stanley UIF U.S. Real Estate Securities Portfolio	-5.47%	—	2.31%	7/15/99
Morgan Stanley UIF Value Portfolio*	-26.50%	—	-8.05%	6/28/99
Van Kampen LIT Comstock Portfolio	-23.64%	—	-6.44%	5/1/00
Van Kampen LIT Emerging Growth Portfolio	-36.67%	—	-15.20%	7/6/99
Van Kampen LIT Enterprise Portfolio	-33.56%	—	-20.36%	7/15/99
Van Kampen LIT Growth and Income Portfolio	-18.97%	—	-4.60%	6/28/99
Salomon Brothers Variable All Cap Fund	-29.36%	—	-6.37%	7/9/99
Salomon Brothers Variable Investors Fund	-27.38%	—	-10.77%	7/15/99
Salomon Brothers Variable Small Cap Growth Fund	-38.86%	—	-20.89%	5/1/00
Van Kampen LIT Government Portfolio	4.77%	—	3.35%	7/9/99
Salomon Brothers Variable High Yield Bond Fund	2.50%	—	-0.38%	7/15/99
Salomon Brothers Variable Strategic Bond Fund	4.01%	—	2.20%	7/9/99
Van Kampen LIT Money Market Portfolio	-3.49%	—	-0.99%	7/6/99
AIM Capital Appreciation Portfolio	—	—	—	6/8/2003
Equity Income Portfolio (Fidelity)	—	—	—	6/8/2003
Fidelity VIP Contrafund Portfolio — Service Class 2	—	—	—	6/8/2003
Large Cap Portfolio (Fidelity)	—	—	—	6/8/2003
MFS Total Return Portfolio	—	—	—	6/8/2003
Morgan Stanley UIF Core Plus Fixed Income Portfolio — Class II	—	—	—	6/8/2003
Morgan Stanley UIF Global Franchise Portfolio — Class II	—	—	—	6/8/2003
Morgan Stanley UIF Small Company Growth Portfolio — Class II	—	—	—	6/8/2003
5

FUND	1 Year	5 Years	10 Years (or inception)
Morgan Stanley UIF U.S. Mid Cap Core Portfolio — Class I	—	—	—	6/8/2003
Salomon Brothers Variable Emerging Growth Fund — Class I	—	—	—	6/8/2003
Salomon Brothers Variable Investors Fund — Class I	—	—	—	6/8/2003
Salomon Brothers Variable Large Cap Growth Fund — Class I	—	—	—	6/8/2003
Scudder Growth & Income Portfolio — Class B	—	—	—	6/8/2003
Scudder International Select Equity Portfolio — Class B	—	—	—	6/8/2003
Van Kampen UIF Equity and Income Portfolio — Class II	—	—	—	6/8/2003

The inception date used to calculate standardized performance is based on the date that the investment option became active in the product.

* These funds offer multiple classes of shares. The performance above may reflect the fees and performance of another class of the same fund for period before the current class existed. If the current class’s 12b-1 fee and other expenses were higher, the performance shown would be lower. They may not be available in every jurisdiction.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

6

Premier Advisers L
Nonstandardized Performance as of 12/31/02

	Cumulative Returns			Average Annual Returns

	1YR	3 YR	5 YR	1 YR	3 YR	5 YR

Fund

MFS Total Return Portfolio	-8.36	7.42	23.50	-8.41	0.24	1.68
Equity Income Portfolio (Fidelity)	-17.04	-15.39	0.31	-17.09	-7.43	-2.48
Morgan Stanley UIF Emerging Markets Equity Portfolio — Class I	-12	-51.05	-26.26	-12.05	-22.71	-8.28
Morgan Stanley UIF Global Value Equity Portfolio — Class I	-19.97	-16.96	-1.35	-20.02	-8.00	-2.80
Salomon Brothers Variable Strategic Bond Fund — Class I	5.74	21.77	—	5.69	4.53	—
Salomon Brothers Variable High Yield Bond Fund — Class I	4.21	9.7	—	4.16	0.95	—
Scudder International Select Equity Portfolio — Class B	-3.24	-3.58	-3.28	-3.29	-7.25	-9.65
Morgan Stanley UIF Active International Allocation Portfolio — Class I	-20.89	-46.41	—	-20.94	-20.39	—
Scudder Growth & Income Portfolio — Class B	-26.5	-36.94	-28.46	-26.55	-16.01	-8.83
Large Cap Portfolio (Fidelity)	-25.89	-48.51	-7.39	-25.94	-21.42	-4.02
Van Kampen LIT Enterprise Portfolio — Class II Shares	-32.68	—	—	-32.73	-3.15	—
Salomon Brothers Variable Large Cap Growth Fund — Class I		—	—	—	—	—
Morgan Stanley UIF Equity Growth Portfolio — Class I	-27.891	-49.12	-13.31	-31.01	-21.73	-5.28
Salomon Brothers Variable Investors Fund — Class I	-23.081	-18.1	—	-26.20	-8.42	—
Morgan Stanley UIF U.S. Mid Cap Core Portfolio — Class I	-28.051	-25.89	4.43	-31.17	-11.41	-1.69
Fidelity VIP Mid Cap Portfolio — Service Class 2	-10.051	—	—	-13.17	-3.15	—
Morgan Stanley UIF Mid Cap Growth Portfolio — Class I	-31.191	-59.6	—	-34.31	-27.38	—
Salomon Brothers Variable Emerging Growth Fund — Class I	-32.681	-20.44	130.39	-35.80	-9.30	15.33
AIM Capital Appreciation Portfolio	-23.901	-51.1	-15.97	-27.02	-22.74	-5.87
Van Kampen LIT Emerging Growth Portfolio — Class II Shares	-32.681	—	—	-35.80	-3.15	—
Fidelity VIP Contrafund® Portfolio — Service Class 2	-9.631	—	—	-12.75	-3.15	—
Salomon Brothers Variable All Cap Fund — Class I	-25.091	-12.8	—	-28.21	-6.49	—
Morgan Stanley UIF Value Portfolio — Class I	-22.181	-3.62	-7.53	-25.30	-3.32	-4.05
Van Kampen LIT Comstock Portfolio — Class II Shares	-19.461	—	—	-22.58	-3.15	—
Van Kampen LIT Growth and Income Portfolio — Class II Shares	-14.771	—	—	-17.89	-3.15	—
Morgan Stanley UIF U.S. Real Estate Securities Portfolio — Class I	-0.821	37.77	20.62	-3.94	8.95	1.20
Salomon Brothers Variable Small Cap Growth Fund — Class I	-34.741	-32.41	-3.10	-37.86	-14.07	—
Morgan Stanley UIF Core Plus Fixed Income Portfolio — Class II	7.299	27.23	35.24	4.18	6.08	3.56
7

Premier Advisers L
Nonstandardized Performance as of 12/31/02 (cont’d)

Non-Standardized Performance	Cumulative Returns			Average Annual Returns

	1YR	3 YR	5 YR	1 YR	3 YR	5 YR

Fund

Morgan Stanley UIF Global Franchise Portfolio — Class II		—	—	—	—	—
Morgan Stanley UIF Small Company Growth Portfolio — Class II		—	—	—	—	—
Van Kampen LIT Government Portfolio — Class II Shares	9.579	28.64	35.09	6.46	6.47	3.53
Van Kampen LIT Money Market Portfolio — Class II Shares	1.179	8.04	18.96	-1.94	0.43	0.92
Van Kampen UIF Equity and Income Portfolio — Class II	—	—	—	—	—	—
	Calendar Year Return

	2000	2001	2002	Inception Date

Fund

MFS Total Return Portfolio	13.55	—	-8.36	6/20/94
Equity Income Portfolio (Fidelity)	6.03	-9.71	-17.04	8/30/96
Morgan Stanley UIF Emerging Markets Equity Portfolio — Class I	-42	-9.59	-12.00	10/1/96
Morgan Stanley UIF Global Value Equity Portfolio — Class I	8.36	-10.14	-19.97	1/3/97
Salomon Brothers Variable Strategic Bond Fund — Class I	4.2	3.81	5.74	2/17/98
Salomon Brothers Variable High Yield Bond Fund — Class I	-3.12	2.04	4.21	5/1/98
Scudder International Select Equity Portfolio — Class B	-8.7	-7.9	-3.24	01/06/92
Morgan Stanley UIF Active International Allocation Portfolio — Class I	-17.02	-22.99	-20.89	8/31/99
Scudder Growth & Income Portfolio — Class B	-5.43	-14.66	-26.50	5/2/1994
Large Cap Portfolio (Fidelity)	-17.58	-20.43	-25.89	8/30/96
Van Kampen LIT Enterprise Portfolio — Class II Shares	—	-23.7	-32.68	4/7/86
Salomon Brothers Variable Large Cap Growth Fund — Class I	—	—	—	5/1/02
Morgan Stanley UIF Equity Growth Portfolio — Class I	-14.85	-18.31	-30.96	1/2/97
Salomon Brothers Variable Investors Fund — Class I	12.14	-7.25	-26.15	2/17/98
Morgan Stanley UIF U.S. Mid Cap Core Portfolio — Class I	7.65	-6.25	-31.12	1/2/97
Fidelity VIP Mid Cap Portfolio — Service Class 2	—	-6.61	-13.12	12/29/98
Morgan Stanley UIF Mid Cap Growth Portfolio — Class I	-13.72	-32.41	-34.26	10/18/99
Salomon Brothers Variable Emerging Growth Fund — Class I	26.51	-8.42	-35.75	12/3/93
8

Premier Advisers L
Nonstandardized Performance as of 12/31/02 (cont’d)

	Calendar Year Return

	2000	2001	2002	Inception Date

Fund

AIM Capital Appreciation Portfolio	-13.5	-26.86	-26.97	10/10/95
Van Kampen LIT Emerging Growth Portfolio — Class II Shares	—	-34.76	-35.75	7/3/95
Fidelity VIP Contrafund® Portfolio — Service Class 2	—	-15.57	-12.70	1/3/95
Salomon Brothers Variable All Cap Fund — Class I	15.14	-1.19	-28.16	2/17/98
Morgan Stanley UIF Value Portfolio — Class I	21.85	-0.83	-25.25	1/2/97
Van Kampen LIT Comstock Portfolio — Class II Shares	—	-5.9	-22.53	5/1/99
Van Kampen LIT Growth and Income Portfolio — Class II Shares	—	-9.15	-17.84	12/23/96
Morgan Stanley UIF U.S. Real Estate Securities Portfolio — Class I	26.17	6.74	-3.89	7/3/95
Salomon Brothers Variable Small Cap Growth Fund — Class I	13.6	-10.32	-37.81	11/1/99
Morgan Stanley UIF Core Plus Fixed Income Portfolio — Class II	7.98	6.22	4.23	09/20/99
Morgan Stanley UIF Global Franchise Portfolio — Class II	—	—	—	05/01/03
Morgan Stanley UIF Small Company Growth Portfolio — Class II	—	—	—	05/01/03
Van Kampen LIT Government Portfolio — Class II Shares	9.3	3.82	6.51	4/7/86
Van Kampen LIT Money Market Portfolio — Class II Shares	2.82	0.58	-1.89	4/7/86
Van Kampen UIF Equity and Income Portfolio — Class II	—	—	—	05/01/03

The inception date is the date that the underlying fund commenced operations

* These funds offer multiple classes of shares. The performance above may reflect the fees and performance of another class of the same fund for period before the current class existed. If the current class’s 12b-1 fee and other expenses were higher, the performance shown would be lower. They may not be available in every jurisdiction.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

9

FEDERAL TAX CONSIDERATIONS

The following description of the federal income tax consequences under this Contract is general in nature and is therefore not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, a person contemplating purchase of an annuity contract and by a contract owner or beneficiary who may make elections under a contract should consult with a qualified tax or legal adviser.

Mandatory Distributions for Qualified Plans

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan or a Section 403(b) annuity attains age 70½ or retires. Minimum annual distributions under an IRA must begin by April 1st of the calendar year in which the contract owner attains 70½ regardless of when he or she retires. Distributions must also begin or be continued according to the minimum distribution rules under the Code following the death of the contract owner or the annuitant.

Nonqualified Annuity Contracts

Individuals may purchase tax-deferred annuities without any limits. The purchase payments receive no tax benefit, deduction or deferral, but taxes on the increases in the value of the contract are generally deferred until distribution. Generally, if an annuity contract is owned by other than an individual (or an entity such as a trust or other “look-through” entity which owns for an individual’s benefit), the owner will be taxed each year on the increase in the value of the contract. An exception applies for purchase payments made before March 1, 1986.

If two or more annuity contracts are purchased from the same insurer within the same calendar year, such annuity contract will be aggregated for federal income tax purposes. As a result, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law ..

In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Section 72(s) requires that (a) if an owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is dist ributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the successor-owner. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced. Special rules apply regarding distribution requirements when an annuity is owned by a trust or other entity for the benefit of one or more individuals.

10

Individual Retirement Annuities

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). The limit is $3,000 for calendar years 2002 – 2004, $4,000 for calendar years 2005-2007, and $5,000 for 2008, and will be indexed for inflation in years subsequent to 2008. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the ind ividual limits outlined above.

The Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of up to $40,000 for each participant. The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit in the contract comports with IRA qualification requirements.

SIMPLE Plan IRA Form

Effective January 1, 1997, employers may establish a savings incentive match plan for employees (“SIMPLE plan”) under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to the applicable limit for the taxable year. The applicable limit was increased under EGTRRA. The applicable limit was increased under EGTRRA to $7,000 for 2002, $8,000 for 2003, $9,000 in 2004, $10,000 in 2005 (which will be indexed for inflation for years after 2005. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution or a nonelective contribution based on the prescribed formulas for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of pa rticipation, shall be subject to a 25% early withdrawal tax.

Roth IRAs

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations (similar to the annual limits for the traditional IRA’s), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a “traditional” IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59½, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

Qualified Pension and Profit-Sharing Plans

Like most other contributions made under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

Distributions are generally taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant’s “investment in the contract” is treated as a return of capital and is not taxable. Under a qualified plan, the investment in the contract may be zero.

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The annual limits that apply to the amounts that may be contributed to a defined contribution plan each year were increased by EGTRRA. The maximum total annual limit was increased from $35,000 to $40,000. The limit on employee salary reduction deferrals (commonly referred to as “401(k) contributions”) increase on a graduated basis; $11,000 in 2002, $12,000 in 2003, $13,000 in 2004, $14,000 in 2005 and $15,000 in 2005. The $15,000 annual limit will be indexed for inflation after 2005.

Section 403(b) Plans

Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A qualified contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code. The annual limits under Code Section 403(b) for employee salary reduction deferrals are increased under the same rules applicable to 401(k) plans ($11,000 in 2002, $12,000 in 2003, etc.)

Code section 403(b)(11) restricts this distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59½, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Federal Income Tax Withholding

The portion of a distribution, which is taxable income to the recipient, will be subject to federal income tax withholding as follows:

        1.   Eligible Rollover Distribution from Section 403(b) Plans or Arrangements, from Qualified Pension and Profit-Sharing Plans, or from 457 Plans Sponsored by Governmental Entities

There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another qualified retirement plan (including a 457 plan sponsored by a governmental entity) but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

      (a)   a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

      (b)   a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

      (c)   a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70½ or as otherwise required by law, or

      (d)   the distribution is a hardship distribution.

A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and the 10% additional tax penalty on premature withdrawals may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2.   Other Non-Periodic Distributions (full or partial redemptions)

To the extent not subject to 20% mandatory withholding as described in 1. above, the portion of a non-periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable portion of the distribution will be withheld as federal income tax; provided that the recipient may elect any other percentage. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

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3.   Periodic Distributions (distributions payable over a period greater than one year)

The portion of a periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of January 1, 2003, a recipient receiving periodic payments (e.g., monthly or annual payments under an annuity option) which total $15,600 or less per year, will generally be exempt from periodic withholding.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. Recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are subject to different withholding rules and cannot elect out of withholding.

INDEPENDENT AUDITORS

KPMG LLP, One Financial Plaza, Hartford, CT 06103 has been selected as independent auditors to examine and report on the fund’s financial statements.

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002, included herein, and the financial statements of The Travelers Separate Account Seven for Variable Annuities as of December 31, 2002, and for each of the years in the two-year period ended December 31, 2002, also included herein, have been included in reliance upon the reports of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports covering the December 31, 2002 and 2001, consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries refer to changes in the Company’s methods of accounting for goodwill and other intangible assets in 2002, and for derivative instruments and hedging activities and for securitized financial assets in 2001.

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PREMIER ADVISERS L

STATEMENT OF ADDITIONAL INFORMATION

THE TRAVELERS SEPARATE ACCOUNT SEVEN FOR VARIABLE ANNUITIES

Individual Variable Annuity Contract
issued by

The Travelers Insurance Company
One Cityplace
Hartford, Connecticut 06103-3415

L—19981	August, 2003